SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

                                   --------
                       Deutsche Ultra-Short Duration Fund


The fund's Board of Trustees, upon the recommendation of Deutsche Investment Management Americas Inc. (DIMA), the fund's investment advisor, has approved changes to the fund to incorporate a new investment process for the fund, including (i) a new fund name; (ii) the appointment of Deutsche Alternative Asset Management (Global) Limited (DAAM Global), an indirect, wholly-owned subsidiary of Deutsche Bank AG, as subadvisor to the fund; and (iii) the subadvisory agreement between DIMA and DAAM Global, its affiliate, with respect to the fund. The changes to the fund, as described further below, will become effective on or about August 1, 2016. DAAM Global will begin providing portfolio management services to the fund on or about August 1, 2016.


DIMA, subject to the approval of the fund's Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors for the fund. The fund and DIMA have received an exemptive order from the Securities and Exchange Commission (SEC) that allows DIMA, subject to the approval of the fund's Board, to appoint DAAM Global as subadvisor to the fund without obtaining shareholder approval. The fund and DIMA are subject to certain conditions imposed by the SEC order.


EFFECTIVE ON OR ABOUT AUGUST 1, 2016, THE PROSPECTUS IS SUPPLEMENTED AS
FOLLOWS:


Deutsche Ultra-Short Duration Fund will be renamed Deutsche Fixed Income Opportunities Fund.


To better reflect its new investment strategy, the fund will change its principal benchmark index from the Barclays 1-3 Year Government/Credit Index to the ICE 3-month LIBOR Index and will add an additional index, the Barclays U.S. Aggregate Index.

The following information replaces the first two paragraphs of "Main investments" and the disclosure under "Management process" contained in the "PRINCIPAL INVESTMENT STRATEGY" section of the summary section of the fund's prospectus and the "FUND DETAILS" section of the fund's prospectus:



MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of assets, determined at the time of purchase, in debt securities. For purposes of this 80% investment limit, the term assets is defined as net assets, plus the amount of any borrowings for investment purposes. Debt securities include securities of US and foreign government agencies and instrumentalities, corporate securities, mortgage-backed and asset backed securities, taxable municipal and tax-exempt municipal bonds, adjustable rate loans that have a senior right to payment ("senior loans"), and other floating-rate debt securities.


The fund may invest in investment-grade (rated within the top four credit rating categories) and non-investment grade (rated below the fourth highest credit rating category, junk bonds) debt securities of US and foreign issuers, including issuers located in countries with new or emerging securities markets. The fund's investments in non-investment grade debt securities, including non-investment grade senior loans and other non-investment grade floating-rate debt securities, will be limited to 30% of its total assets.


MANAGEMENT PROCESS. Portfolio management uses proprietary research together with the ideas and insights of Deutsche Asset Management's global portfolio construction team to create a portfolio that is designed to achieve attractive risk-adjusted returns. First, portfolio construction begins with the selection of those macro market themes and alpha ideas considered most effective to achieve the risk and return objectives of the fund. These market themes are designed to be high conviction ideas that offer low volatility and attractive correlation characteristics in the context of broader portfolio construction. Then, the portfolio management team considers a broad spectrum of fixed income instruments when evaluating the most efficient implementation of these themes. As part of this evaluation of a fixed income instrument, characteristics such as income, drawdown risks, implementation costs, appropriateness in an overall portfolio context, correlation with the existing portfolio and volatility contribution to the portfolio are considered. Lastly, once the appropriate fixed income instruments have been selected, the portfolio management team is responsible for portfolio construction by determining the appropriate portfolio weighting for each theme and the underlying fixed income instruments utilized to implement these themes.


May 20, 2016
PROSTKR-637

                                                   Deutsche
                                                   Asset Management [DB Logo]

The following information replaces the existing disclosure under the "MANAGEMENT" section of the summary section of the fund's prospectus.


INVESTMENT ADVISOR



Deutsche Investment Management Americas Inc.

SUBADVISOR



Deutsche Alternative Asset Management (Global) Limited.

PORTFOLIO MANAGER(S)



JOHN D. RYAN, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2010.


ROGER DOUGLAS, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2016.


RAHMILA NADI, ASSISTANT VICE PRESIDENT. Portfolio Manager of the fund. Began managing the fund in 2016.

The following information is added under the "WHO MANAGES AND OVERSEES THE FUNDS" heading of the "FUND DETAILS" section of the fund's prospectus:


SUBADVISOR



Deutsche Alternative Asset Management (Global) Limited (DAAM Global) acts as subadvisor for the fund and, as such, provides portfolio management services to the fund. DAAM Global is an investment advisor registered with the Securities and Exchange Commission and is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Pursuant to a subadvisory agreement between DIMA and DAAM Global, DIMA, not the fund, compensates DAAM Global for the services it provides to the fund. DAAM Global, formerly known as RREEF Global Advisors Limited, is located at 1 Great Winchester Street, London, United Kingdom, EC2N 2DB. DAAM Global's assets under management are currently comprised of institutional accounts and investment companies.

The following information replaces similar disclosure under the "MANAGEMENT" heading of the "FUND DETAILS" section of the fund's prospectus:



JOHN D. RYAN, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2010.
o Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.

o Investment industry experience began in 1993.

o BA in Economics, University of Chicago; MBA, University of Chicago.



ROGER DOUGLAS, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2016.
o Joined Deutsche Bank in 1997. Initially working in the Global Markets division he lead the Pension and Insurance Risk Markets team in Europe, providing solutions for pension funds and insurance companies, executing several landmark transactions involving the transfer of longevity and other actuarial risks.

o Prior to that, he was a senior rates and fixed income trader and played a leadership role in the development of Deutsche Bank's Fixed Income ETF platform.

o Master's degree in Engineering (MEng), Cambridge University.



RAHMILA NADI, ASSISTANT VICE PRESIDENT. Portfolio Manager of the fund. Began managing the fund in 2016.
o Joined Deutsche Asset Management in 2012. Prior industry experience of six years at J.P. Morgan Chase in credit portfolio trading.

o BA, Columbia University, Columbia College; MBA, S.C. Johnson Graduate School of Management at Cornell University.


               Please Retain This Supplement for Future Reference


May 20, 2016
PROSTKR-637
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